UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2022

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 505, New York, NY 10001

(Address of Principal Executive Office) (Zip Code)

(646) 448-5144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ASPU	The Nasdaq Stock Market (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 10, 2022, Aspen University, Inc. ("Aspen University", "we" or "our"), the wholly-owned subsidiary of Aspen Group, Inc., issued a public statement regarding actions taken by the Arizona Board of Nursing (“Arizona Board”) and its proposed probation terms on Aspen University’s BSN pre-licensure program (the “Program”) in Arizona.

Aspen University began the Program in Phoenix nearly three and a half years ago, and our initial cohort graduated in 2020 meeting all Arizona State standards.  Throughout the calendar year 2021, as the spread of COVID-19 worsened, Nursing schools were forced into primarily virtual teaching and clinical environments, a less than optimal educational experience. As a result of these challenges, nationwide NCLEX-RN first-time pass rates among all nursing schools dropped from 78.4% in 2020 to 71.9% in 2021. Aspen University’s NCLEX-RN first-time pass rates in 2021 were 58%, consequently we failed to meet the minimum 80% standard set by the Arizona Board.

Aspen University adopted numerous changes throughout 2021 increasing the Program rigor which are already showing results as we expected. In the first calendar quarter of 2022 (as of February 10, 2022), Aspen University’s pass rate is 85%. It is our hope that the Arizona Board will recognize our improvements and not choose to diminish our ability to provide a pathway to meet the increasing demand for nurses in Arizona with qualified professionally certified nurses.

However, following a request of the Arizona Board, Aspen University has chosen to immediately stop new student enrollments at our main Phoenix campus and HonorHealth campus and not begin our February cohorts at these campuses scheduled to begin on February 15th.

The information in Item 7.01 of this report, including the information in the public statement attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the public statement attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
99.1	Aspen University Public Statement issued February 10, 2022				Filed
104	Cover Page Interactive Data File -- the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: February 10, 2022	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer